SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  April 8, 2008
                                 Date of Report
                                 --------------

                        (Date of Earliest Event Reported)

                           WESTERN SIERRA MINING CORP
                           --------------------------

             (Exact name of Registrant as Specified in its Charter)

                             2750 Cisco Drive South
                         Lake Havasu City, Arizona 86403

                    (Address of Principal Executive Offices)

                                 (928) 680-5513

                       -----------------------------------
                         (Registrant's telephone Number)


              Utah                     1-1767              85-0267213
   ----------------------------   ----------------      ------------------
   (State or other jurisdiction   (Commission File        (IRS Employer
        of incorporation)              Number)          Identification No.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01 OTHER EVENTS


          A. On March 30th, 2008, the Board of Directors of Western Sierra Mining, accepted the resignation of its Chairman, Mr. C. B. Johnson. Mr. Johnson resigned for personal reasons to spend more time with his family and pursue other personal endeavors.

               No immediate replacement was announced.


          A copy of the Articles of Organization are on file at the office of the Company and available for review during normal working hours.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (A) The required financial information is not included in this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WESTERN SIERRA MINING CORP.

Date: April 9, 2008        By: /s/ Michael M. Chaffee, President
                                   -----------------------------
                                    Michael M. Chaffee